Exhibit 99.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. §1350, as adopted pursuant to
§906 of the Sarbanes-Oxley Act of 2002

        In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Meritage Hospitality Group Inc. (the “Company”) on Form 10-Q for the period ending June 1, 2003 (the “Report”), I, William D. Badgerow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 3, 2003	MERITAGE HOSPITALITY GROUP INC. By /s/William D.Badgerow William D. Badgerow, Controller (Chief Financial Officer)

A signed original of this written statement required by §906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.